EXHIBIT D

                         NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in

                    ADVANTAGE ADVISERS WHISTLER FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase
                               Dated April 2, 2004

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
            RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME, ON
             THURSDAY, APRIL 29, 2004, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

          COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN OR DELIVER TO:

                                    PFPC Inc.
                                  P.O. Box 220
                               Claymont, DE 19703

                              Attn: Everett Alcenat


                           For additional information:

                              Phone: (888) 697-9661
                                     (866) 306-0232

                              Fax:   (302) 791-3105
                                     (302) 793-8132


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

                    ADVANTAGE ADVISERS WHISTLER FUND, L.L.C.



Ladies and Gentlemen:

          The undersigned wishes to withdraw the tender of its limited liability company interest in ADVANTAGE ADVISERS WHISTLER FUND, L.L.C. (the "Fund"), or the tender of a portion of such interests, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_____________________.

Such tender was in the amount of:

          | |      Entire limited liability company interest.

          | | Portion of limited liability company interest expressed as a specific dollar value.

                                        $
                                         ------------------

          | | Portion of limited liability company interest in excess of the Required Minimum Balance.

          The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of such interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S).

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
FOR INDIVIDUAL INVESTORS                                     FOR OTHER INVESTORS:
AND JOINT TENANTS:



------------------------------------                         ------------------------------------
Signature                                                    Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)



------------------------------------                         ------------------------------------
Print Name of Investor                                       Signature
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                              ON SUBSCRIPTION AGREEMENT)



------------------------------------                         ------------------------------------
Joint Tenant Signature if necessary                          Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)



------------------------------------                         ------------------------------------
Print Name of Joint Tenant                                   Co-signatory if necessary
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                              ON SUBSCRIPTION AGREEMENT)


                                                             ------------------------------------
                                                             Print Name and Title of Co-signatory

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Date:
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